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                                                                   EXHIBIT 23.4




                                                                January 20, 2000










The Board of Directors
Centerstate Banks of Florida

We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.


                                       /s/ DWIGHT DARBY & COMPANY